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                                                                EXHIBIT 10.39

                             AMENDMENT NUMBER THREE
                                       TO
                             SEPCO INDUSTRIES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN


         By this Agreement,SEPCO INDUSTRIES, INC. Employee Stock Ownership Plan (herein referred to as the "Plan") is amended as follows, effective as of June 1, 1997:

         Notwithstanding any other provision in the Plan to the contrary, the Plan name shall be DXP Enterprises, Inc. Employee Stock Ownership Plan and the name of the Plan Sponsor shall be DXP Enterprises, Inc.


DXP ENTERPRISES, INC.                 SEPCO INDUSTRIES, INC.



By:  /s/ GARY A. ALLCORN              By:  /s/ GARY A. ALLCORN
    ---------------------------------     ------------------------------------
         Gary A. Allcorn, Secretary           Gary A. Allcorn, Secretary



BAYOU PUMPS, INC.                     DXP ACQUISITION, INC.



By:  /s/ GARY A. ALLCORN              By:  /s/ GARY A. ALLCORN
    ---------------------------------     ------------------------------------
         Gary A. Allcorn, Secretary           Gary A. Allcorn, Secretary



PELICAN STATE SUPPLY CO., INC.



By:  /s/ GARY A. ALLCORN
    ---------------------------------
         Gary A. Allcorn, Secretary





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